COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
ROLLING THIRTEEN MONTH STATISTICAL DATA
(Dollars in millions)

	Sep-03	Oct-03	Nov-03	Dec-03	Jan-04	Feb-04	Mar-04
LOAN PRODUCTION
Number of Working Days in the Period	21	23	19	22	20	19	23
Average Daily Loan Applications	$1,858	$1,564	$1,479	$1,339	$1,776	$1,968	$2,455
Mortgage Loan Pipeline (loans-in-process)	$47,182	$42,650	$38,841	$32,969	$38,354	$43,760	$57,422
Loan Fundings:
Consumer Markets Division	$9,392	$8,198	$6,954	$7,670	$6,211	$7,326	$9,522
Wholesale Lending Division	5,632	6,235	4,725	4,902	3,844	4,801	6,993
Correspondent Lending Division	13,225	10,908	8,598	9,390	8,240	8,518	12,029

Total Mortgage Banking	28,249	25,341	20,277	21,962	18,295	20,645	28,544
Capital Markets	3,066	2,314	829	1,489	1,013	1,046	1,265
Treasury Bank (1)	1,802	1,310	1,100	1,698	1,312	1,582	2,502

Total Loan Fundings	$33,117	$28,965	$22,206	$25,149	$20,620	$23,273	$32,311

Loan Fundings in Units:
Consumer Markets Division	74,566	67,213	57,058	61,031	49,154	54,962	68,664
Wholesale Lending Division	34,660	38,255	28,887	29,638	22,685	27,880	39,820
Correspondent Lending Division	81,376	67,709	52,969	57,079	49,694	50,250	67,815

Total Mortgage Banking	190,602	173,177	138,914	147,748	121,533	133,092	176,299
Capital Markets	9,718	9,266	4,629	6,357	4,680	3,491	5,114
Treasury Bank (1)	18,352	14,938	13,257	16,861	14,681	16,760	23,351

Total Loan Fundings in Units	218,672	197,381	156,800	170,966	140,894	153,343	204,764

Loan Fundings:
Purchase (2)	$12,719	$12,366	$9,852	$12,115	$9,274	$9,226	$13,127
Non-purchase (2)	20,398	16,599	12,354	13,034	11,346	14,047	19,184

Total Loan Fundings	$33,117	$28,965	$22,206	$25,149	$20,620	$23,273	$32,311

Government Fundings	$2,093	$1,774	$1,370	$1,343	$1,161	$1,117	$1,530
ARM Fundings	$10,072	$10,676	$8,487	$9,679	$9,478	$10,293	$13,872
Home Equity Fundings	$1,680	$1,752	$1,620	$1,805	$1,564	$1,637	$2,088
Subprime Fundings	$2,158	$2,424	$2,029	$2,257	$2,009	$2,124	$2,759
LOAN SERVICING (3)
Volume	$606,095	$621,000	$631,470	$644,855	$657,541	$669,076	$682,848
Units	4,834,943	4,923,935	5,001,743	5,080,621	5,162,726	5,234,634	5,313,058
Subservicing Volume (4)	$11,446	$11,921	$13,671	$14,404	$15,871	$15,548	$15,307
Subservicing Units	128,326	139,983	157,785	159,357	166,923	163,190	166,514
Prepayments in Full	$17,463	$14,315	$11,403	$11,845	$9,387	$13,090	$18,317
Bulk Servicing Acquisitions	$581	$1,845	$144	$1,054	$3,706	$3,123	$2,349
Portfolio Delinquency — CHL (5)	3.81%	3.54%	3.90%	3.91%	3.71%	3.71%	3.20%
Foreclosures Pending — CHL (5)	0.45%	0.50%	0.43%	0.43%	0.43%	0.44%	0.42%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04	YTD
LOAN PRODUCTION
Number of Working Days in the Period	22	20	22	21	22	21	190
Average Daily Loan Applications	$2,041	$1,945	$1,905	$2,006	$2,051	$2,098	$2,034
Mortgage Loan Pipeline (loans-in-process)	$54,836	$49,675	$47,317	$48,142	$50,024	$50,887
Loan Fundings:
Consumer Markets Division	$11,115	$9,815	$9,804	$8,841	$9,288	$9,164	$81,086
Wholesale Lending Division	7,727	6,208	5,913	5,376	6,102	5,881	52,845
Correspondent Lending Division	14,362	11,986	11,560	10,405	11,152	10,810	99,062

Total Mortgage Banking	33,204	28,009	27,277	24,622	26,542	25,855	232,993
Capital Markets	494	1,875	2,230	2,396	1,592	2,123	14,034
Treasury Bank (1)	2,147	1,931	2,496	2,686	2,988	3,020	20,664

Total Loan Fundings	$35,845	$31,815	$32,003	$29,704	$31,122	$30,998	$267,691

Loan Fundings in Units:
Consumer Markets Division	75,880	68,759	69,912	63,813	67,019	64,123	582,286
Wholesale Lending Division	42,114	34,247	33,270	30,710	34,422	32,818	297,966
Correspondent Lending Division	77,570	65,425	65,668	60,992	64,659	60,219	562,292

Total Mortgage Banking	195,564	168,431	168,850	155,515	166,100	157,160	1,442,544
Capital Markets	1,463	6,740	8,486	9,949	6,948	10,288	57,159
Treasury Bank (1)	21,909	21,779	26,627	26,236	28,829	28,736	208,908

Total Loan Fundings in Units	218,936	196,950	203,963	191,700	201,877	196,184	1,708,611

Loan Fundings:
Purchase (2)	$13,883	$14,575	$17,491	$17,541	$17,797	$17,001	$129,915
Non-purchase (2)	21,962	17,240	14,512	12,163	13,325	13,997	137,776

Total Loan Fundings	$35,845	$31,815	$32,003	$29,704	$31,122	$30,998	$267,691

Government Fundings	$1,491	$1,235	$1,119	$1,039	$961	$934	$10,587
ARM Fundings	$15,739	$15,745	$17,259	$17,021	$18,278	$21,026	$138,711
Home Equity Fundings	$2,242	$2,272	$2,787	$2,838	$3,056	$3,164	$21,648
Subprime Fundings	$2,765	$3,044	$3,745	$3,785	$4,275	$3,894	$28,400
LOAN SERVICING (3)
Volume	$693,768	$706,943	$726,227	$746,905	$765,342	$785,992
Units	5,372,526	5,443,555	5,547,050	5,668,620	5,773,837	5,889,950
Subservicing Volume (4)	$15,028	$15,289	$16,027	$16,843	$16,312	$17,861
Subservicing Units	163,842	163,931	163,396	172,602	169,665	174,079
Prepayments in Full	$23,557	$17,593	$14,945	$12,430	$13,232	$13,669	$136,220
Bulk Servicing Acquisitions	$1,122	$1,563	$1,634	$4,187	$4,626	$3,399	$25,709
Portfolio Delinquency — CHL (5)	3.19%	3.49%	3.48%	3.51%	3.57%	3.73%
Foreclosures Pending — CHL (5)	0.38%	0.36%	0.37%	0.37%	0.35%	0.35%

(more)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
ROLLING THIRTEEN MONTH STATISTICAL DATA
(Dollars in millions)

	Sep-03	Oct-03	Nov-03	Dec-03	Jan-04	Feb-04	Mar-04
LOAN CLOSING SERVICES (units)
Credit Reports	499,431	518,308	420,843	405,336	533,055	547,704	738,113
Flood Determinations	222,890	217,134	173,044	172,325	188,682	195,380	277,958
Appraisals	51,507	53,783	44,475	47,004	44,146	51,425	69,074
Automated Property Valuation Services	358,983	399,559	314,886	319,220	333,803	356,077	439,015
Other	11,769	11,457	9,741	12,096	14,750	14,218	16,379

Total Units	1,144,580	1,200,241	962,989	955,981	1,114,436	1,164,804	1,540,539

CAPITAL MARKETS
Securities Trading Volume (6)	$240,154	$208,429	$196,586	$179,390	$192,618	$221,082	$276,738
BANKING
Assets Held by Treasury Bank (in billions)	$16.4	$17.1	$17.7	$19.4	$20.3	$21.8	$23.7
INSURANCE
Net Premiums Earned:
Carrier	$51	$59	$54	$51	$56	$52	$50
Reinsurance	10	11	13	13	12	13	12

Total Net Premiums Earned	$61	$70	$67	$64	$68	$65	$62

GLOBAL OPERATIONS
Global Home Loans Subservicing Volume (in billions)	$98	$100	$103	$106	$109	$112	$111
Workforce Head Count:(7)
Loan Originations	19,251	18,968	18,812	18,897	18,989	19,364	20,529
Loan Servicing	6,111	6,087	6,098	6,069	6,017	5,870	5,802
Loan Closing Services	956	955	952	931	941	952	926
Insurance	1,904	1,882	1,856	1,823	1,781	1,768	1,762
Capital Markets	452	470	476	477	484	491	494
Global Operations	1,962	1,965	1,997	1,981	1,899	1,948	1,993
Banking	804	787	810	813	803	823	849
Corporate Overhead & Other	3,309	3,282	3,282	3,307	3,347	3,366	3,389

Total Workforce Head Count	34,749	34,396	34,283	34,298	34,261	34,582	35,744

Period-end Rates
10-Year U.S. Treasury Yield	3.96%	4.33%	4.34%	4.27%	4.16%	3.99%	3.86%
FNMA 30-Year Fixed Rate MBS Coupon	5.012%	5.335%	5.410%	5.276%	5.192%	5.001%	4.937%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	626,142	574,524	631,763	630,223	677,931	657,661	5,617,116
Flood Determinations	246,580	214,494	239,522	243,241	265,888	239,230	2,110,975
Appraisals	65,975	58,912	59,839	62,732	74,314	78,118	564,535
Automated Property Valuation Services	473,601	456,663	480,364	467,030	480,329	463,760	3,950,642
Other	16,058	13,583	15,332	13,252	13,324	13,678	130,574

Total Units	1,428,356	1,318,176	1,426,820	1,416,478	1,511,786	1,452,447	12,373,842

CAPITAL MARKETS
Securities Trading Volume (6)	$274,862	$292,116	$314,599	$266,645	$240,678	$287,475	$2,366,813
BANKING
Assets Held by Treasury Bank (in billions)	$24.9	$25.6	$27.2	$28.6	$30.9	$33.8
INSURANCE
Net Premiums Earned:
Carrier	$50	$48	$51	$54	$51	$50	$462
Reinsurance	13	13	13	13	13	14	116

Total Net Premiums Earned	$63	$61	$64	$67	$64	$64	$578

GLOBAL OPERATIONS
Global Home Loans Subservicing Volume (in billions)	$108	$111	$110	$110	$109	$110
Workforce Head Count:(7)
Loan Originations	21,696	22,400	23,035	23,114	23,680	24,334
Loan Servicing	5,828	5,864	5,908	5,910	5,920	5,961
Loan Closing Services	938	993	1,019	1,049	1,072	1,100
Insurance	1,809	1,822	1,826	1,854	1,845	1,881
Capital Markets	513	517	529	540	554	559
Global Operations	1,961	1,965	1,955	1,929	1,942	1,935
Banking	888	956	1,003	1,015	1,083	1,164
Corporate Overhead & Other	3,441	3,529	3,660	3,814	3,889	4,001

Total Workforce Head Count	37,074	38,046	38,935	39,225	39,985	40,935

Period-end Rates
10-Year U.S. Treasury Yield	4.53%	4.66%	4.62%	4.50%	4.13%	4.14%
FNMA 30-Year Fixed Rate MBS Coupon	5.592%	5.752%	5.589%	5.484%	5.162%	5.262%

(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.

(2)	Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home.

(3)	Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(4)	Subservicing volume for other clients.

(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(6)	Includes trades with Mortgage Banking Division.

(7)	Workforce Head Count includes full-time employees, contract, and temporary help.

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